SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report             June 14, 1995


                          1150 LIQUIDATING CORPORATION
                             (Formerly SBM Company)
                      ---------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota               811-407           41-0557530
  -------------------    -------------------    ---------------
   (State or other            (Commission       (IRS Employer
   jurisdiction of            File Number)      Identification #)
   incorporation)



         8400 Normandale Lake Boulevard
                   Suite 1150
            Minneapolis, Minnesota                   55437
- ---------------------------------------------       -------
  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:

                    (612) 835-0097



                                                                    Page 1 of 6

Page 2

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 14, 1995, the Registrant completed the sale of substantially all of its assets and business operations to ARM Financial Group, Inc. ("ARM"). The adjusted sales price received by the Registrant was $34.5 million which is net of $4.1 million of liabilities assumed by ARM.

     In connection with the consummation of the sale the Registrant changed its name to 1150 Liquidating Corporation.

     The Amended and Restated Stock and Asset Purchase Agreement, dated as of February 16, 1995, pursuant to which the Registrant sold its assets and businesses to ARM, was attached as an Exhibit to the Registrant's Form 8-K dated February 16, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                  7(b) Pro Forma Financial Information
                                                                              2

                   ITEM 7(B) PRO FORMA FINANCIAL INFORMATION

                          SBM Company and Subsidiaries

                         Pro Forma Financial Statements


Effective May 31, 1995, SBM Company (the "Company") sold all of its business operations (State Bond and Mortgage Life Insurance Company, SBM Certificate Company, SBM Financial Services Inc. and investment adviser function for 6 mutual funds) and substantially all of its assets to ARM Financial Group, Inc. The Company has adopted a Plan of Dissolution to wind up and liquidate the Company with the net equity of this Company being distributed to shareholders during the liquidation process.

The following pro forma condensed consolidated balance sheet reflects the above described transaction as if it had occurred as of March 31, 1995. Pro Forma Statements of Income for the three months ended March 31, 1995 and year ended December 31, 1994 assuming the above described transaction had occurred on January 1, 1995 and 1994, respectively, have not been presented since all of the Company's operations have been disposed of. The only income to the Company will be investment income on short term investments held by the Company prior to distribution to shareholders and the only expenses to the Company will be expenses incurred in winding up and liquidating the Company which will mainly be professional services.

                                                                              3

                          SBM COMPANY AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET



                                                           Historical           Pro Forma Adjustments            Pro Forma
                                                           March 31                                              March 31
                                                            1995               DR               CR                 1995
                                                      -------------------------------------------------------------------
                                                          (unaudited)

ASSETS

Investments
Debt securities available-for-sale at market.........  $ 648,317,303                      $ 648,317,303 (a)
Debt securities held-to-maturity at amortized cost...     13,923,608                         13,923,608 (a)
Other invested assets................................     58,471,369                         58,471,369 (a)
Short-term investments...............................     59,786,533                         59,773,925 (a) $      12,608
                                                      -------------------------------------------------------------------
         Total investments...........................    780,498,813                        780,486,205            12,608

Cash and cash equivalents............................      1,675,579    $  34,445,877 (a)     1,631,883 (a)
                                                                                             20,494,519 (b)    13,995,054
Receivable from reinsurer............................     93,466,912                         93,466,912 (a)
Deferred policy acquisition costs, less accumulated
amortization.....                                         70,835,753                         70,835,753 (a)
Other assets.........................................     15,227,678          661,761 (a)    15,563,439 (a)       326,000
                                                      -------------------------------------------------------------------
                                                       $ 961,704,735    $  35,107,638     $ 982,478,711     $  14,333,662
                                                      ===================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Future policy benefits...............................  $ 877,947,462    $ 878,231,686 (a) $     284,224 (a)
Face amount certificate reserves.....................     57,176,977       57,176,977 (a)
Accounts payable and other liabilities...............     14,506,532       13,394,462 (a)       777,537 (a) $   1,889,607
                                                      -------------------------------------------------------------------
Total liabilities....................................    949,630,971      948,803,125         1,061,761         1,889,607
                                                      -------------------------------------------------------------------

Mandatory  redeemable  voting  convertible  preferred
     stock,  par value  $1,000 (includes dividends in
     arrears: March 31, 1995 - $1,162,952).
     Authorized 19,000 shares; issued 19,000 shares,
     liquidation value $19,000,000, plus dividends in
     arrears.........................................     18,923,031       18,923,031 (b)

Common stock held by employee benefit plans;
     304,693 shares..................................      1,916,519                                            1,916,519

Commitments and contingencies

Common stock, no par value.  Authorized 20,000,000
     shares; issued and outstanding 2,179,714 shares;
     less 304,693 shares held by employee benefit
     plans...........................................      2,945,606                                            2,945,606
Unrealized losses on marketable equity securities,
     net of income tax benefit of $120,244...........       (233,415)                           233,415 (a)
Unrealized losses on debt securities, net............    (36,063,460)                        36,063,460 (a)
Retained earnings....................................     24,585,483       15,432,065 (a)
                                                                            1,571,488 (b)                       7,581,930
                                                      -------------------------------------------------------------------
Total stockholders' equity (deficit).................    (8,765,786)       17,003,553        36,296,875        10,527,536
                                                      -------------------------------------------------------------------
                                                       $961,704,735     $ 984,729,709     $  37,358,636     $  14,333,662
                                                      ===================================================================


See notes to pro forma condensed consolidated balance sheet.

                                                                              4

                          SBM Company and Subsidiaries

            Notes to Pro Forma Condensed Consolidated Balance Sheet


The Company received an adjusted purchase price of $34.5 million for the sale of its business operations and assets. From the proceeds, $20.4 million was used to redeem the Mandatory Redeemable Voting Convertible Preferred Stock at par value plus accrued dividends.

Consistent with the Company's Plan of Liquidation, the Company has adopted liquidation basis accounting.

The following pro forma adjustments are reflected in the accompanying pro forma condensed consolidated balance sheet.


(a) To record the sale of all assets and liabilities of the Company's subsidiaries and substantially all assets of the Company.

(b)  To record the redemption of preferred stock and accrued dividends.

                                                                              5

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




1150 Liquidating Corporation
(Formerly SBM Company)



By  /s/Charles A. Geer
Its President




Date:  June 28, 1995


C:\SBM\8K-3-94
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